U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                            SECURITIES ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 18, 2003
                                                        ------------------

                        COMMISSION FILE NUMBER: 0-30587
                                                -------

                       NEWPORT INTERNATIONAL GROUP INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                                   --------
                (State or other jurisdiction of incorporation)

                                  23-3030650
                                  ----------
                     (I.R.S. Employer Identification No.)

11863 WIMBLEDON CIRCLE, #418, WELLINGTON, FLORIDA   33414
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
    (Address of principal executive offices)      (Zip Code)

                                (561) 389-6725
                                --------------
              Registrant's telephone number, including area code:



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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

New Independent Accountant

       On September 18, 2003 the Board of Directors of Newport International Group Inc. (the "Company") approved the engagement of Berkovits, Lago & Company, LLP of 8211 West Broward Blvd., Suite 340, Plantation, Florida 33324, as the Company's new independent auditor and independent certified public accountant. Prior to such date, the Company did not consult with Berkovits, Lago & Company, LLP regarding (i) the application of accounting principles,
(ii) the type of audit opinion that might be rendered by its former accountant Rachlin Cohen & Holtz LLP, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

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
                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NEWPORT INTERNATIONAL GROUP INC.
(Registrant)


/s/ Soloman Lam
--------------------------------
By: Soloman Lam
Its: President and Director

Dated: September 18, 2003
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